UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2009

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-16438	95-4134955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200 Calabasas, California	91302
(Address of Principal Executive Offices)	Zip Code

(818) 591-0776
_______________________________________________
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition.

On December 14, 2009, we issued a press release announcing our financial results for our fiscal quarter ended October 31, 2009.  On the same date, we held a conference call, which was open to the public, to discuss these results. A copy of the press release and the transcript of the related conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

By furnishing the transcript of the conference call as an exhibit to this report and furnishing the information contained therein, we make no admission as to the materiality of any information in the transcript. The information contained in the transcript is summary information that is intended to be considered in the context of our other filings with the SEC and other public announcements that we make, by press release or otherwise, from time to time.

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit

Exhibit 99.1	Press release dated December 14, 2009.
Exhibit 99.2	Transcript of conference call held on December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2009	National Technical Systems, Inc.

	By:	/s/ Raffy Lorentzian
	Name:	Raffy Lorentzian
	Title:	Senior Vice President
Chief Financial Officer